POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints Michael Gravelle, Anthony Park, Christie Simpson or Carol Nairn, signing singly, the undersigned?s true and
 lawful attorney in fact to:
(1)	execute for and on behalf of the undersigned, in the
 undersigned?s capacity as an officer and/or director of Fidelity National Financial, Inc. (the ?Company?), a Form 3
 (Initial Statement of Beneficial Ownership of Securities),
 Form 4 (Statement of Changes in Beneficial Ownership), and/or Form 5 (Annual Statement of Changes in Beneficial
 Ownership), in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)	do and perform any and all acts for and on behalf
 of the undersigned which may be necessary or desirable to
 complete and execute such Form 4 report(s) and to timely
file such Form(s) with the United States Securities and
Exchange Commission and any stock exchange or similar
authority; and
(3)	take any other action of any type whatsoever in
 connection with the foregoing which, in the opinion of
 such attorney in fact, may be of benefit to, in the best
 interest of, or legally required by, the undersigned,
 it being understood that the documents executed by such
 attorney in fact on behalf of the undersigned pursuant
 to this Power of Attorney shall be in such form and
shall contain such terms and conditions as such attorney
 in fact may approve in such attorney in fact?s discretion.
The undersigned hereby grants to such attorney in fact
 full power and authority to do and perform any and every
 act and thing whatsoever requisite, necessary, or proper
 to be done in the exercise of any of the rights and powers
 herein granted, as fully to all intents and purposes as
 the undersigned might or could do if personally present,
 with full power of substitution or revocation, hereby
 ratifying and confirming all that such attorney in fact,
 or such attorney in fact?s substitute or substitutes,
 shall lawfully do or cause to be done by virtue of this
 Power of Attorney and the rights and powers herein
granted.  The undersigned acknowledges that the foregoing
 attorney in fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company
 assuming, any of the undersigned?s responsibility to
 comply with Section 16 of the Securities Exchange Act
 of 1934.
This Power of Attorney shall remain in full force and
 effect until revoked by the undersigned in a signed
 writing delivered to the foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned has caused this
 Power of Attorney to be executed as of this 23rd
 day of August, 2013.
							____________________________
							/s/ Michael L. Gravelle